                                                              Exhibit (b)(19)(d)


                             NORTH AMERICAN FUNDS

                               POWER OF ATTORNEY


          I, Joseph Scott, do hereby constitute and appoint James. D. Gallagher, John D. DesPrez III, Richard C. Hirtle, Brian L. Moore, John G. Vyrsen and James Boyle, or any one of them, my true and lawful attorneys to execute registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacities indicated below, which said attorney, may deem necessary or advisable to enable North American Funds (the "Fund") to comply with the 1933 Act and the 1940 Act, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for me or in my name and in the capacities indicated below, any and all amendments (including post-effective amendments); and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.


Signature                    Title                    Date
---------                    -----                    ----



Joseph Scott                 President        September 27, 1996
---------------------                         ------------------
Joseph Scott

                             NORTH AMERICAN FUNDS

                               POWER OF ATTORNEY


          I, Richard C. Hirtle, do hereby constitute and appoint James. D. Gallagher, John D. DesPrez III, Joseph Scott, Brian L. Moore, John G. Vyrsen and James Boyle, or any one of them, my true and lawful attorneys to execute registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacities indicated below, which said attorney, may deem necessary or advisable to enable North American Funds (the "Fund") to comply with the 1933 Act and the 1940 Act, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for me or in my name and in the capacities indicated below, any and all amendments (including post-effective amendments); and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.


Signature                    Title                                Date
---------                    -----                                ----



Richard C. Hirtle            Treasurer                      September 27, 1996
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Richard C. Hirtle            Chief Financial Officer